April 22, 2009

S&P 500® CAPITAL APPRECIATION FUND
(PROVIDING FOR SPECIAL REDEMPTION FEATURE IN 2018)
a Series of Trust for Professional Managers

Supplement to Prospectus dated September 9, 2008,
as supplemented November 26, 2008 and January 6, 2009

Structured Investment Management Inc. (the “Adviser”), the investment adviser to the S&P 500® Capital Appreciation Fund (Providing for Special Redemption Feature in 2018) (the “Fund”) has engaged Cleary Gottlieb Steen and Hamilton LLP to provide certain advice with respect to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) relating to the Fund.

The disclosure in third paragraph under the sub-heading “The Adviser” on page 15 of the Prospectus is hereby revised to read as follows:

“The Adviser’s legal counsel is Wilmer Cutler Pickering Hale and Dorr LLP and is located at 1875 Pennsylvania Avenue, NW, Washington, D.C. 20006. The Adviser’s special counsel for derivatives is Cadwalader, Wickersham and Taft LLP and is located at One World Financial Center, New York, NY 10281. The Adviser’s special legal counsel for intellectual property is Leason Ellis LLP and is located at 81 Main Street, Suite 100, White Plains, NY 10601. Ashurst LLP, located at One Penn Plaza, 36PthP Floor, New York, NY 10119 has been engaged by the Adviser to provide certain tax advice in respect of the Fund. Cleary Gottlieb Steen and Hamilton LLP located at One Liberty Plaza, New York, NY 10006 has been engaged by the Adviser to provide certain ERISA advice with respect to the Fund.”

The Adviser has obtained advice that the Fund should be a qualified default investment alternative (“QDIA”) within the meaning of regulations promulgated by the U.S. Department of Labor's Employee Benefits Security Administration (“EBSA”) to implement the default investment alternative provisions added to the ERISA by the Pension Protection Act of 2006.

The following disclosure is hereby included under a new sub-section entitled “Certain ERISA Considerations for the Sponsor or Fiduciary of a Retirement Plan that offers the Fund as an Investment Alternative” immediately preceding the sub-section “More Information” on Page 19 of the Prospectus:

“The Adviser has obtained advice from its ERISA counsel that the Fund should be a QDIA within the meaning of the regulations promulgated by the EBSA that implement the default investment alternative provisions added to the ERISA by the Pension Protection Act of 2006.”

Please retain this Supplement with your Prospectus

The date of this Supplement is April 22, 2009.